October 28, 2020

CUTLER EQUITY FUND

TICKER: CALEX

A Series of The Cutler Trust

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information,

Each Dated October 28, 2019

The important information that follows supplements the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated October 28, 2019, of the Cutler Equity Fund (the “Fund”) with TICKER: CALEX.

The Board of Trustees of The Cutler Trust (the “Trust”) approved the conversion of all existing shares of the Fund (TICKER: CALEX), into Class II Shares of the Fund (TICKER: DIVHX) effective on or about October 28, 2020 (the “Conversion”). This Conversion included any shares of the Fund purchased by investors under TICKER: CALEX through October 28, 2020. The Conversion occurred on October 28, 2020 and shareholders of the class of shares identified by TICKER: CALEX received Class II Shares of the Fund identified by TICKER: DIVHX equivalent in aggregate value to their current shares at the time of the Conversion.

Effective as of the close of business on October 28, 2020, shares of the Fund identified by TICKER: CALEX are no longer offered for sale.

Class II Shares of the Fund (TICKER: DIVHX) are offered in a separate summary prospectus, prospectus and SAI, each dated September 15, 2020.

You can find the Summary Prospectus, Prospectus and SAI, each dated September 15, 2020, and other information about the Class II Shares of the Fund online at https://funddocs.filepoint.com/cutler/. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to Fulfillment@ultimusfundsolutions.com. If you have any questions regarding the Fund, please call 1-844-838-2119.

Investors Should Retain this Supplement for Future Reference.